AMENDMENT NO. 6 AND LIMITED WAIVER TO CREDIT AGREEMENT

This AMENDMENT NO. 6 TO CREDIT AGREEMENT (this "Amendment"), dated as of April 18, 2008, by and among RADNET MANAGEMENT, INC., a California corporation (the "Borrower"), the other persons designated as Credit Parties on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent ("Agent") and the Persons signatory thereto from time to time as Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (each as hereinafter defined).

RECITALS

WHEREAS, the Borrower, the Credit Parties, Agent and Lenders have entered into that certain Credit Agreement dated as of November 15, 2006 (as amended by that certain (i) Limited Waiver and Amendment No. 1 to Credit Agreement dated as of April 5, 2007, (ii) Amendment No. 2 to Credit Agreement dated as of May 30, 2007, (iii) Amendment No. 3 to Credit Agreement dated as of August 23, 2007, (iv) Amendment No. 4 to Credit Agreement dated as of December 3, 2007 and (v) Amendment No. 5 and Limited Waiver to Credit Agreement dated as of February 22, 2008, and as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

WHEREAS, the Borrowers, Agent and Requisite Lenders have agreed to the amendments as set forth herein;

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendment to Credit Agreement.

(a) Amendment to Section 6.2(d). Section 6.2(d) of the Credit Agreement is hereby amended by replacing the phrase "five (5) Business Days after the end of each Fiscal Month" which appears therein with the phrase "(i) ninety (90) days after the end of each Fiscal Month ending on or about December 31 or January 31, (ii) sixty (60) days after the end of each Fiscal Month ending on or about February 28 and (iii) forty-five (45) days after the end of each other Fiscal Month".

(b) Amendment to Annex A. Annex A of the Credit Agreement is hereby amended by deleting the phrase "described in Section 6.2(a)" from the last sentence of the definition of "Borrowing Base".

(c) Amendment to Exhibit 6.2(d). Exhibit 6.2(d) of the Credit Agreement is hereby amended by (i) replacing each occurrence of the phrase "[insert date of most recent monthly financial statements required to be delivered pursuant to Section 6.1(a) of Credit Agreement]" with "[insert date of most recent financial statements delivered to Agent]" and (ii)

replacing each occurrence of the phrase "Fiscal Quarter" in footnote 2 with the phrase "Fiscal Month".

2. Limited Waiver. The Agent and Requisite Lenders hereby waive any breach of Section 6.2(d) of the Credit Agreement which has occurred on or prior to the date hereof, and any Default or Event of Default as a result thereof, to the extent arising solely from the failure of Borrower to deliver a Borrowing Base Certificate within five (5) Business Days after the end of each Fiscal Month.

The waiver set forth above shall be limited precisely as written and shall not be deemed or otherwise construed to constitute a waiver of any other Default or other Event of Default or any other provision of the Credit Agreement or any other Loan Document or to prejudice any right, power or remedy which any Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document (after giving effect to this Agreement), all of which rights, powers and remedies are hereby expressly reserved by the Agent and Lenders.

3. Representations and Warranties of Credit Parties. The Credit Parties represent and warrant that:

(a) the execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all necessary corporate action required on its part and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

(b) after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

4. Conditions To Effectiveness. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) This Amendment shall have been executed and delivered by the Agent, Requisite Lenders and the Credit Parties; and

(b) The Agent shall have received, on behalf of each Lender who has executed this Amendment, a nonrefundable amendment fee equal to 0.05% of such Lender's Commitment, which fee shall be fully earned and payable on the date hereof.

5. Reference To And Effect Upon The Credit Agreement.

(a) The Credit Agreement and the other Loan Documents shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver or amendment of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

9. Reaffirmation of Guaranties. The Credit Parties signatory hereto hereby reaffirm their Guaranties of the Obligations and reaffirm that the Obligations are and continue to be secured by the security interest granted by the Credit Parties in favor of the Agent, on behalf of itself and the Lenders, under the Security Agreement and the Pledge Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Credit Parties under such documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Credit Parties. Each Credit Party acknowledges that all references to "Credit Agreement" and "Obligations" in the Loan Documents shall take into account the provisions of this Amendment and be a reference to the "Credit Agreement" and the "Obligations" as amended hereby.

* * *

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

RADNET MANAGEMENT, INC.

By: ______________________
Name: Howard G. Berger, M.D
Title: President

RADNET, INC.

By: ______________________
Name: Howard G. Berger, M.D
Title: President

BEVERLY RADIOLOGY MEDICAL GROUP III

By: ProNet Imaging Medical Group, Inc., its general partner

By: ______________________
Name: Howard G. Berger, M.D
Title: President

By: Beverly Radiology Medical Group, Inc., its general partner

By: ______________________
Name: Howard G. Berger, M.D
Title: President

PRONET IMAGING MEDICAL GROUP, INC.

By: ______________________
Name: Howard G. Berger, M.D
Title: President

BEVERLY RADIOLOGY MEDICAL GROUP, INC.

By: ____________________
Name: Howard G. Berger, M.D
Title: President

RADNET SUB, INC.

By: ____________________
Name: Howard G. Berger, M.D
Title: President

SO CAL MR SITE MANAGEMENT, INC.

By: ____________________
Name: Howard G. Berger, M.D
Title: President

RADNET MANAGEMENT I, INC.

By: ____________________
Name: Howard G. Berger, M.D
Title: President

RADNET MANAGEMENT II, INC.

By: ____________________
Name: Howard G. Berger, M.D
Title: President

RADNET MANAGED IMAGING SERVICES, INC.

By: [signature]
Name: Howard G. Berger, M.D
Title: President

DIAGNOSTIC IMAGING SERVICES, INC.

By: [signature]
Name: Howard G. Berger, M.D
Title: Chief Financial Officer

RADIOLOGIX, INC.

By: [signature]
Name: Howard G. Berger, M.D
Title: President

ADVANCED IMAGING PARTNERS, INC.

By: [signature]
Name: Howard G. Berger, M.D
Title: President

IDE IMAGING PARTNERS, INC.

By: [signature]
Name: Howard G. Berger, M.D
Title: President

MID ROCKLAND IMAGING PARTNERS, INC.

By: [signature]
Name: Howard G. Berger, M.D
Title: President

PACIFIC IMAGING PARTNERS, INC.

By: [signature]
Name: Howard G. Berger, M.D
Title: President

QUESTAR IMAGING, INC.

By: [signature]
Name: Howard G. Berger, M.D
Title: President

TREASURE COAST IMAGING PARTNERS, INC.

By: [signature]
Name: Howard G. Berger, M.D
Title: President

COMMUNITY IMAGING PARTNERS, INC.

By: [signature]
Name: Howard G. Berger, M.D
Title: President

RADIOLOGY AND NUCLEAR MEDICINE IMAGING PARTNERS, INC.

By: [signature]
Name: Howard G. Berger, M.D
Title: President

VALLEY IMAGING PARTNERS, INC.

By: [signature]
Name: Howard G. Berger, M.D
Title: President

QUESTAR DULUTH, INC.

By: [signature]
Name: Howard G. Berger, M.D
Title: President

QUESTAR LOS ALAMITOS, INC.

By: [signature]
Name: Howard G. Berger, M.D
Title: President

QUESTAR VICTORVILLE, INC.

By: [signature]
Name: Howard G. Berger, M.D
Title: President

ROCKY MOUNTAIN OPENSCAN MRI, LLC

By: ______________________
Name: Howard G. Berger, M.D
Title: President

FRI, INC.

By: ______________________
Name: Howard G. Berger, M.D
Title: President

FRI II, INC.

By: ______________________
Name: Howard G. Berger, M.D
Title: President

DELAWARE IMAGING PARTNERS, INC.

By: ______________________
Name: Howard G. Berger, M.D
Title: President

ROLLING OAKS RADIOLOGY, INC.

By: ______________________
Name: Howard G. Berger, M.D
Title: President

ROLLING OAKS IMAGING CORPORATION

By: ______________________
Name: Howard G. Berger, M.D
Title: President

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and a Lender

By: ______________________
Duly Authorized Signatory

ACA CLO 2006 - 2, Limited

[INSERT NAME OF LENDER], as a Lender

By:________________________

Name:______________________

Title:_______________________

Vincent Ingato
Managing Director

Management, LLC as
estment Advisor

ACA CLO 2007 - 1, LIMITED

[INSERT NAME OF LENDER], as a Lender

By: ____________________

Name: ____________________

Title: ____________________

Vincent Ingato
Managing Director

Management, LLC as
stment Advisor

Greyrock CLO Ltd
Aladdin Capital Management, as a Lender

By:______________________________
Name: GIULIO PONTE
Title: Authorized Signatory

Landmark II CLO Ltd
Aladdin Capital Management, as a Lender

By: ____________________
Name: GIULIO PONTE
Title: Authorized Signatory

Landmark IX CLO Ltd
Aladdin Capital Management, as a Lender

By: ______________________
Name: GIULIO PONTE
Title: Authorized Signatory

Landmark VI CLO Ltd
Aladdin Capital Management, as a Lender

By: [signature]
Name: GIULIO PONTE
Title: Authorized Signatory

Landmark VII CLO Ltd
Aladdin Capital Management, as a Lender

By: [signature]
Name: GIULIO PONTE
Title: Authorized Signatory

BLACK DIAMOND CLO 2005-2, Ltd.
By: Black Diamond CLO 2005-2 Adviser, L.L.C.,
As its Collateral Manager , as a Lender

By: ____________________
Name:
Title:

Stephen H. Deckoff
Managing Principal

BLACK DIAMOND CLO 2006-1(CAYMAN), Ltd.
By: Black Diamond CLO 2006-1 Adviser, L.L.C.
As Its Collateral Manager

], as a Lender

By: ______________________
Name: ______________________
Title: ______________________

Stephen H. Deckoff
Managing Principal

DIAMOND SPRINGS TRADING LLC, as a Lender

By: ______________________
Name: Tara E. Kenny
Title: Assistant Vice President

Grand Central Asset Trust, BDC Series I, as a Lender

By: [signature]
Name:
Title: Brian Schott
Attorney-in-fact

Signature Page to Amendment No. 6 to Credit Agreement

CIFC Funding 2006-I, Ltd.
CIFC Funding 2006-IB, Ltd.
CIFC Funding 2006-II, Ltd.
CIFC Funding 2007-I, Ltd.
CIFC Funding 2007-II, Ltd, as a Lender

By: [signature]
Name: **Elizabeth C. Chow**
Title: **Head of Underwriting**

CIT Healthcare, LLC, as a Lender

By: ______________________
Name: James M. Mccague
Title: Vice President

ColumbusNova CLO Ltd. 2006-II

as a Lender

By: ______________________

Name: Paul L. Cal

Title: Associate Director

ColumbusNova CLO Ltd. 2007-I

as a Lender

By: ______________________

Name: Paul L. Cal

Title: Associate Director

ColumbusNova CLO IV Ltd. 2007-II

as a Lender

By: ______________________

Name: Paul L. Cal

Title: Associate Director

Cratos CLO I Ltd

By: Cratos CDO Management, LLC
As Attorney-in-fact

By: Cratos Capital Partners, LLC
Its Manager

as a Lender

By: [signature]
Name: Phyliss Hasen
Title: Managing Director

Cratos CLO II Ltd

By: Deutsche Bank AG, Cayman Island Branch
As Attorney-in-fact

By: ______________________
Name: ______________________
Title: ______________________

'OHN KIM
ECTOR

ZHONGWEI WU
DIRECTOR

Grand Central Asset Trust, DES Series, as a Lender

By:__________
Name:__________
Title:__________

Roy Hykal
Attorney-in-Fact

Eaton Vance CDO VII PLC
By: Eaton Vance Management
as Interim Investment Advisor , a Lender

By: ______
Name: *[signature]*
Title: Michael B. Botthof
Vice President

Eaton Vance CDO VIII, Ltd. a Lender
By: Eaton Vance Management
As Investment Advisor

By:________________________
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

Eaton Vance CDO X PLC
By: Eaton Vance Management a Lender
As Investment Advisor

By:________________________
Name: [signature]
Title: Michael B. Botthof
Vice President

EATON VANCE FLOATING-RATE INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

a Lender

By:
Name: [signature]
Title: Michael B. Botthof
Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, a Lender
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By: ______________________________
Name: Michael B. Botthof
Title: Vice President

EATON VANCE
LIMITED DURATION INCOME FUND, a Lender
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By: ______

Name: Michael B. Botthof

Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

EATON VANCE SENIOR FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, a Lender

By: ______________________________

Name: Michael B. Botthof

Title: Vice President

EATON VANCE SENIOR INCOME TRUST, a Lender
BY: EATON VANCE MANAGEMENT
By: AS INVESTMENT ADVISOR
Name: [signature]
Title: Michael B. Botthof
Vice President

Eaton Vance Variable Leverage Fund Ltd.
By: Eaton Vance Management
As Investment Advisor a Lender

By:
Name: Michael B. Botthof
Title: Michael B. Botthof
Vice President

EATON VANCE
VT FLOATING-RATE INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

a Lender

By:____________________
Name: Michael B. Botthof
Title: Michael B. Botthof
Vice President

GRAYSON & CO
BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR, a Lender

By: _______________
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

SENIOR DEBT PORTFOLIO

By: Boston Management and Research, Lender

as Investment Advisor

By: [signature]

Name: Michael B. Botthof

Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

THE NORINCHUKIN BANK, NEW YORK BRANCH,
through State Street Bank and Trust Company N.A. as
Fiduciary Custodian
By: Eaton Vance Management, Attorney-in-fact

a Lender

By:______________________________

Name: Michael B. Botthof

Title: Michael B. Botthof
Vice President

[Clear Lake CLO Ltd], as a Lender

By: Jeremy Johnson
Name: Jeremy Johnson
Title: Asst. Vice President

[Diamond Lake CLO Ltd], as a Lender

By: Jeremy Johnson
Name: Jeremy Johnson
Title: Asst. Vice president

[St. James River CLO Ltd.], as a Lender

By: [signature]
Name: Jeremy Johnson
Title: Asst. Vice President

[Summit Lake CLO Ltd], as a Lender

By: [signature]
Name: Jeremy Johnson
Title: Asst. Vice President

[Victoria Falls CLO Ltd], as a Lender

By: Jeremy Johnson
Name: Jeremy Johnson
Title: Asst. Vice President

MC Funding Ltd, as a Lender

By: Monroe Capital Management LLC
As Collateral Manager

By: [signature]
Name: Gareen VanDerMaid
Title: SVP

NAVIGATOR CDO 2005, LTD., as a Lender

By: GE Asset Management Inc., as Collateral Manager

By: [signature]
Name: Kathleen Brooks
Title: Authorized Signatory

NAVIGATOR CDO 2006, LTD., as a Lender

By: GE Asset Management Inc., as Collateral Manager

By: [signature]
Name: Kathleen Brooks
Title: Authorized Signatory

ORIX FINANCE CORP., as a Lender

By: ____________________
Name: Christopher L. Smith
Title: Managing Director

Pangaea Asset Management, LLC as Collateral Manager of Pangaea CLO 2007-1 Ltd.

Pangaea CLO 2007-1 LTD.
by Pangaea Asset Management, LLC, its Collateral Manager/as a Lender

By: [signature]
Name: Matthew Nels
Title: Assistant Secretary

ROYAL BANK OF CANADA, as a Lender

By: ______________________

Name: Gordon MacArthur

Title: Authorized Signatory

<u>Merrill Lynch CLO 2007-1, Ltd.,</u>
by 250 Capital LLC, its Collateral Manager
as a Lender

By: /s/ Kelli O'Connell
Name: Kelli O'Connell
Title: Managing Director

SANDELMAN FINANCE 2006-1, LTD., as a Lender

By: Sandelman Partners, LP
as Collateral Manager

By: ______________________
Name: Lou Terlizzi
Title: Co - COO

Radnet

SANDELMAN FINANCE 2006-2, LTD., as a Lender

By: Sandelman Partners, LP
as Collateral Manager

By: ______________________
Name: Lou Terlizzi
Title: Co - COO

Sandnet

TELOS CLO 2006-1, Ltd
TELOS CLO 2007-2, Ltd, as a Lender

By: ____________________
Name: Jonathan Tepper
Title: Principal

CoLTS 2005-2, LTD., as a Lender

by: Structured Asset Investors, LLC
as Collateral Manager

By: ____________________
Name: Kevin McCarthy
Title: Managing Director

CoLTS 2007-1, LTD., as a Lender

by: Stuctured Asset Investors, LLC
as Collateral Manager

By: _______________
Name Kevin McCarthy
Title: Managing Director

CITIGROUP GLOBAL MARKETS REALTY CORP., as a Lender

By: [signature]
Name: Kyle C. Sligar
Title: Authorized Signatory

PREMIER FUNDING, LTD., as a Lender

By: Citigroup Global Markets Realty Corp., as Collateral Administrator

By: ____________________
Name: Kyle C. Sliger
Title: Authorized Signatory

SATELLITE SENIOR INCOME FUND II,
as a Lender

By: Satellite Asset Management, L.P.,
Its Investment Manager

By:________________________
Name: BY: Simon Raykher
Title: General Counsel